UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2023
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 18, 2023, the Board of Directors (the “Board”) of ACELYRIN, Inc. (the “Company”) increased the size of the Board from eight to nine members, and appointed Lynn Tetrault, age 61, as a member of the Board. Ms. Tetrault will serve as a Class III director until the Company’s 2026 Annual Meeting of Stockholders and, if re-elected, thereafter until her successor has been duly appointed, or until her earlier resignation or removal. Ms. Tetrault has been appointed to the Compensation Committee of the Board.
Ms. Tetrault currently serves as the Chair of the Board of Directors of NeoGenomics, Inc., and has been a member of its Board of Directors since 2015. Ms. Tetrault is also a member of the Board of Directors of Rhythm Pharmaceuticals, Inc. Previously, Ms. Tetrault served in a variety of executive roles at AstraZeneca PLC from 1993 to 2014 including most recently as Executive Vice President of Human Resources and Corporate Affairs from 2007 to 2014. Ms. Tetrault has a B.A. from Princeton University and a J.D. from the University of Virginia Law School.
Ms. Tetrault will receive compensation for her service pursuant to the Company’s non-employee director compensation policy. A copy of such policy was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on May 1, 2023. Ms. Tetrault has entered into the Company’s standard form of indemnification agreement for directors, a copy of which was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1, filed with the SEC on May 1, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: December 20, 2023	By:	/s/ Gil Labrucherie
Gil Labrucherie
Chief Financial Officer